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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) January 28, 1994

                       TURNER BROADCASTING SYSTEM, INC.
             (Exact name of registrant as specified in its charter)


         Georgia                 0-9334          58-0950695
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(State or other jurisdiction   (Commission    (IRS Employer
     of incorporation)         File Number)   Identification No.)

                       One CNN Center, Atlanta, Georgia  30303
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code (404) 827-1700

                              Not Applicable
         (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                 On January 28, 1994, Turner Broadcasting System, Inc., a Georgia corporation ("TBS"), acquired all of the issued and outstanding shares of common stock of New Line Cinema Corporation, a Delaware corporation ("New Line").

                 Pursuant to an Agreement and Plan of Merger dated as of October 15, 1993 (the "Merger Agreement"), among TBS, NL Acquisition Co., a Delaware corporation and wholly owned subsidiary of TBS ("NL Acquisition"), and New Line, NL Acquisition has been merged (the "Merger") with and into New Line. As a result of the Merger, New Line has become, and will continue its operations as, a wholly owned subsidiary of TBS.

                 Upon the effectiveness of the Merger, (i) each share of Common Stock, par value $0.01 per share, of New Line (the "New Line Common Stock") issued and outstanding immediately prior to the Merger, was converted into the right to receive 0.96386 of a share (the "Exchange Ratio") of Class B Common Stock, par value $0.0625 per share, of TBS ("TBS Class B Common Stock") and
(ii) each outstanding option, warrant and convertible security of New Line became exchangeable for or convertible into shares of TBS Class B Common Stock. Stockholders of New Line will receive cash in lieu of any fractional shares in accordance with the terms of the Merger Agreement.

                 The Exchange Ratio was the product of negotiation between the parties and reflected the respective management's views as to the appropriate relative valuation levels for the two companies in light of a number of factors. The principal factors considered (without relative weights being assigned to such factors) were the recent trading prices of the common stock of the two companies, particularly the trading prices prior to the announcement on August 5, 1993 that New Line and TBS were in discussions regarding a potential business combination, the degree of volatility of the common stock of the two companies, and the trading prices and multiples for other motion picture production companies, entertainment companies and programming suppliers.






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                 Up to 21,312,174 shares of TBS Class B Common Stock are
issuable upon exchange for the issued and outstanding shares of New Line Common Stock and upon the conversion of outstanding options, warrants and convertible securities of New Line.

                 In connection with the Merger, New Line has signed five-year employment agreements with New Line Chairman Robert Shaye and New Line President Michael Lynne.

                 The discussion of the Merger Agreement is qualified in its entirety by reference to the provisions thereof, which document is Exhibit 2.1 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          2.1 Agreement and Plan of Merger, dated as of October 15, 1993, by and among TBS, NL Acquisition and New Line (filed as
                   Exhibit 2.1 to TBS's Current Report on Form 8-K dated October 22, 1993, and incorporated herein by reference).

         99.1 Audited New Line Cinema Corporation consolidated balance sheets as of December 31, 1992 and 1991, and the related consolidated statements of operations, stockholders' equity and cash flows for the three years ended December 31, 1992 (filed as Exhibit 99(a) to TBS's Form 8-K/A filed February 3, 1994, and incorporated herein by reference).

         99.2 Unaudited New Line Cinema Corporation condensed consolidated balance sheet as of September 30, 1993 and the condensed consolidated statements of operations and cash flows for the nine months ended September 30, 1993 and 1992 (filed as Exhibit 99(b) to TBS's Form 8-K/A filed February 3, 1994, and incorporated herein by reference).


         99.3 TBS Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 1993 and Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 30, 1992 and the nine months ended September 30, 1993 (filed as Exhibit 99.3 to TBS's Current Report on Form 8-K dated December 28, 1993, and incorporated herein by reference).





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 7, 1994          TURNER BROADCASTING SYSTEM, INC.



                                  /s/ William S. Ghegan

                                  Name:  William S. Ghegan
                                  Title: Vice President
                                         and Controller





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                                 Exhibit Index

         Exhibit
Page


          2.1 Agreement and Plan of Merger, dated as of October 15, 1993, by and among TBS, NL Acquisition and New Line (filed as
                   Exhibit 2.1 to TBS's Current Report on Form 8-K dated October 22, 1993, and incorporated herein by reference).

         99.1 Audited New Line Cinema Corporation consolidated balance sheets as of December 31, 1992 and 1991, and the related consolidated statements of operations, stockholders' equity and cash flows for the three years ended December 31, 1992 (filed as Exhibit 99(a) to TBS's Form 8-K/A filed February 3, 1994, and incorporated herein by reference).

         99.2 Unaudited New Line Cinema Corporation condensed consolidated balance sheet as of September 30, 1993 and the condensed consolidated statements of operations and cash flows for the nine months ended September 30, 1993 and 1992 (filed as Exhibit 99(b) to TBS's Form 8-K/A filed February 3, 1994, and incorporated herein by reference).

         99.3 TBS Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 1993 and Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 30, 1992 and the nine months ended September 30, 1993 (filed as Exhibit 99.3 to TBS's Current Report on Form 8-K dated December 28, 1993, and incorporated herein by reference).





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